AMENDED AND RESTATED REAL ESTATE NOTE
                      -------------------------------------

         THIS AMENDED AND RESTATED REAL ESTATE NOTE (this "Note"), made and effective as of the 26th day of September, 2003, is from CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company, and BELMONT HOMES LANDFILL, INC., a Mississippi corporation (hereinafter called "Borrower;" and unless the context clearly indicates otherwise, all references herein to the Borrower shall be deemed to refer to the foregoing parties both individually and collectively with full and equal force and effect), in favor of FIRST COMMERCIAL BANK, an Alabama banking corporation (hereinafter, "Lender").

                                R E C I T A L S:
                                - - - - - - - -
         Lender is the owner and holder of that certain Real Estate Note dated as of August 6, 2003, payable by each of the above-named Borrowers, other than Belmont Homes Landfill, Inc., to the order of Lender in the original principal amount of $10,000,00.00 (the "Original Note"). Proceeds of the Original Note have not yet been advanced by Lender, and the Borrowers now desire to add Belmont Homes Landfill, Inc. as a borrower party thereunder. Accordingly, the parties have elected to amend and restate the Original Note in its entirety as herein provided, such that Belmont Homes Landfill, Inc. may become a borrower party thereunder, and the obligations of Borrower thereunder shall henceforth be evidenced by and payable in accordance with the terms of this Note.

                                    AGREEMENT
                                    ---------
         NOW, THEREFORE, in consideration of the foregoing Recitals, which the parties hereto acknowledge to be true and accurate in all respects, and for value received, the undersigned Borrowers jointly and severally hereby promise to pay to the order of Lender, at its main office in the City of Birmingham, Alabama, or at such other address as the holder of this Note may from time to time designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), together with interest thereon and other agreed charges as provided herein.

         1. Defined Terms. As used herein, the following terms shall have the meanings thereafter ascribed:

                  "Advance Date" shall mean the date upon which proceeds of this Note are disbursed to the Borrower in accordance with the terms of the Loan Agreement.

                  "Default Rate" shall mean a variable per annum rate of interest equal to the lesser of (i) two percent (2%) in excess of the rate of interest otherwise applicable hereunder at the time the Default Rate becomes applicable, or (ii) the maximum rate allowed by applicable law.

                  "Event of Default" shall have the meaning set forth in Section 9 hereof. An Event of Default shall "exist" if an Event of Default shall have occurred and is continuing.

                  "First Extension Term" shall mean the period of time beginning upon the expiration of the Primary Term and ending sixty (60) calendar months thereafter.

                  "Fixed Rate" shall mean a fixed per annum rate of interest equal to six and one-half percent (6.5%).

                  "Guarantors" shall mean Cavalier Homes, Inc., Quality Certified Insurance Services, Inc., CIS Financial Services, Inc., BRC Components, Inc. and The Home Place, LLC (individually, a "Guarantor"), in their capacities as guarantors of the Obligations pursuant to the Guaranty.

                  "Guaranty" shall mean that certain Guaranty Agreement of dated as of August 6, 2003, from the Guarantors in favor of the Lender.

                  "Loan" shall mean the loan from Lender to Borrower evidenced by this Note in a principal amount not exceeding the sum of $10,000,000.00.

                  "Loan Agreement" shall mean that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 1, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of June 21, 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of August 6, 2003, by and among Borrower (or certain predecessors in interest to Borrower) and Lender.

                  "Loan Documents" shall collectively mean this Note, the Guaranty, each and every Security Instrument, the Loan Agreement, all "Loan Documents" identified in the Loan Agreement, and all other documents or instruments evidencing or securing the Obligations, as any of the same may be amended, extended, renewed or modified from time to time.

                  "Obligations" shall collectively mean all indebtedness or other liabilities and obligations of the Borrower to the Lender arising out of or secured by the Loan Documents, including, without limitation
         (i) the Borrower's obligation to repay the principal amount of the Loan with interest thereon as herein set forth, and (ii) the Borrower's obligation to pay all commitment fees, extension fees and other agreed charges in connection with the Loan, and (iii) the Borrower's obligation to pay certain legal fees, court costs and other costs of collection as set forth herein and in the other Loan Documents, and
         (iv) the Borrower's obligation to pay and discharge any and all liens or encumbrances upon or tax liabilities with respect to the collateral described in the Loan Documents, and (v) any and all indemnity obligations of the Borrower in favor of the Lender set forth in any of the Loan Documents, and (vi) the Borrower's obligation timely to observe and perform all other covenants and agreements set forth in the Loan Documents, and (vii) all other "Obligations" as such term is defined in the Loan Agreement.

                  "Primary Term" shall mean the period of time beginning on the Advance Date and ending sixty (60) calendar months thereafter.

                  "Second Extension Term" shall mean the period of time beginning upon the expiration of the First Extension Term and ending forty-eight (48) calendar months thereafter.

                  "Security Instrument" shall mean each mortgage, deed of trust, deed to secure debt, security agreement, assignment, indemnity or similar instrument or agreement granted or given by the Borrower to or for the benefit of Lender as security for the Obligations.

Any capitalized term used herein and not defined above shall have the meaning set forth in the Loan Agreement.

         2. Disbursements. Proceeds of this Note shall be disbursed to or for the account of the Borrower in accordance with the terms of the Loan Agreement.

         3. Interest Rates.

         (a) Except as otherwise provided herein, during the Primary Term the outstanding principal balance hereof shall bear interest at a fixed per annum rate equal to the lesser of (i) the Fixed Rate, or (ii) the maximum rate allowed by applicable law.

         (b) Except as otherwise provided herein, during the First Extension Term the outstanding principal balance hereof shall bear interest at a per annum rate equal to the lesser of (i) such market rate of interest as may then be made available by Lender to Borrower, which rate shall be confirmed by agreement of the parties in a separate amendment to this Note to be executed on or about the commencement of the First Extension Term, or (ii) the maximum rate allowed by applicable law.

         (c) Except as otherwise provided herein, during the Second Extension Term the outstanding principal balance hereof shall bear interest at a per annum rate equal to the lesser of (i) such market rate of interest as may then be made available by Lender to Borrower, which rate shall be confirmed by agreement of the parties in a separate amendment to this Note to be executed on or about the commencement of the Second Extension Term, or (ii) the maximum rate allowed by applicable law.

         (d) All interest on the outstanding principal balance hereof, whether accruing at the Fixed Rate, the Default Rate or any other rate, shall be calculated as simple interest on the basis of a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

         4. Payments. The outstanding principal balance of this Note, together with interest accruing thereon, shall be due and payable as follows:

                  (a) On the date that is one calendar month after the Advance Date, and on the same day of each successive calendar month thereafter during the Primary Term, Borrower shall pay to Lender an installment of principal and interest in the amount of $90,809.61, said installment being the level monthly installment of principal and interest necessary to fully amortize the stated principal amount hereof over an assumed term of one hundred sixty-eight (168) months at a rate of interest equal to the Fixed Rate; and,

                  (b) On the date that is one calendar month after commencement of the First Extension Term, and on the same day of each successive calendar month thereafter during the First Extension Term, Borrower shall pay to Lender the level monthly installment of principal and interest necessary to fully amortize the outstanding principal balance hereof on the first day of the First Extension Term over an assumed term of one hundred eight (108) months at the rate of interest applicable during the First Extension Term (as determined under subsection 3(b) above); and,

                  (c) On the date that is one calendar month after commencement of the Second Extension Term, and on the same day of each successive calendar month thereafter during the Second Extension Term, Borrower shall pay to Lender the level monthly installment of principal and interest necessary to fully amortize the outstanding principal balance hereof on the first day of the Second Extension Term over an assumed term of forty-eight (48) months at the rate of interest applicable during the Second Extension Term (as determined under subsection 3(c) above); and,

                  (b) On the last day of the Second Extension Term, Borrower shall pay to Lender the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon.

All payments, including any prepayments pursuant to Section 5 below, will be applied first to interest then due and payable, with any balance remaining being applied in reduction of principal. In the event that Borrower shall at any time prepay the principal of this Note by an amount exceeding $1,000,000.00, Borrower shall be entitled to request that Lender recalculate the monthly amortizing payment due under subsections (a), (b) or (c) above based upon the then-current outstanding principal balance of the Loan and the remaining number of months in the assumed amortization term.

         5. Prepayments. The Loan shall be prepayable in whole or in part, at any time and from time to time, without premium or penalty. Amounts prepaid may not be reborrowed.

         6. Late Charges; Interest on Overdue Installments; Collection Costs.

         (a) Borrower will pay to Lender a late charge equal to five percent (5%) of the amount of any payment which is in default for more than ten (10) days, but not more than the maximum amount allowed by applicable law. Collection or acceptance by Lender of such late charge shall not constitute a waiver of any rights or remedies of Lender provided herein or in any other Loan Document.

         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, Borrower agrees to pay interest to Lender on the aggregate indebtedness represented hereby, including interest earned to maturity and from maturity until such aggregate indebtedness is paid in full, at a per annum rate equal to the Default Rate.

         (c) Lender shall be entitled to recover from Borrower all costs of collecting, securing or attempting to collect or secure this Note, including, without limitation, court costs and reasonable attorneys' fees, including attorneys' fees on any appeal by either Borrower or Lender.

         7. Fees. In consideration of the extension of credit evidenced hereby, Borrower has paid to Lender a commitment fee in the amount of $100,000.00, which fee shall be deemed fully earned by Lender. No portion of said commitment fee shall be subject to rebate or proration in the event that the outstanding principal balance hereof, or any portion thereof, is prepaid by Borrower.

         8. Security. All Obligations of Borrower are secured by the Security Instruments and the other Loan Documents, and by all collateral described therein, and are guaranteed by the Guarantor pursuant to the Guaranty.

         9. Events of Default.

         (a) The principal sum evidenced by this Note, together with all accrued but unpaid interest thereon, shall become immediately due and payable at the option of Lender upon the occurrence of any of the following events, each of which shall constitute an "Event of Default" hereunder:

                  (1) Nonpayment of Indebtedness. Failure by Borrower to make any scheduled payment of interest or principal under the terms of this Note within ten (10) days after the due date thereof, or failure by Borrower to make any other payment of money required by the terms of any Loan Document within ten (10) days after written demand therefor from Lender (in each case, a "Monetary Default").

                  (2) Failure to Perform Obligations. Failure by Borrower to perform any term, condition or covenant herein or in any other Loan Document (other than any term, condition or covenant the violation of which would constitute a Monetary Default under item (1) above), which failure is not cured within thirty (30) days after written notice thereof from Lender to Borrower; provided that if such default is not reasonably susceptible to being cured within such thirty (30) day period, but Borrower commences cure efforts within the initial thirty
         (30) days and thereafter diligently and continuously pursues the same, no Event of Default will occur until the expiration of such period of time as may be reasonable in the circumstances for a cure to be obtained.

                  (3) Default Under Loan Documents. The occurrence of any "Event of Default" under, and as defined in, any of the other Loan Documents.

         (b) Notwithstanding the foregoing, no notice of default shall be required if Lender is prevented from giving notice by bankruptcy or other applicable law, and the cure period, if any, specified with respect to such event shall commence on the date thereof rather than from the date of notice. Nothing herein shall require any notice to Borrower except as expressly set forth above or in the other Loan Documents referred to herein.

         10. Usury. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Lender, then such excess sum shall be credited as a payment of principal, unless Lender elects to have such excess sum refunded to Borrower forthwith, which refund Borrower hereby agrees to accept. It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly, interest in excess of that which may be legally paid by Borrower under applicable law.

         11. Relationship of Parties. Borrower and Lender agree that the relationship between them shall be solely that of debtor and creditor. Nothing contained in this Note or in any other Loan Document shall be deemed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Lender. Lender shall not be in any way responsible or liable for debts, losses, obligations or duties of Borrower with respect to the Project or otherwise. Borrower, at all times consistent with the terms and provisions of this Note and the Loan Documents, shall be free to determine and follow its own policies and practices in the conduct of its business.

         12. Notices. All notices provided for herein, in other Loan Documents, or required by applicable law in any matter relating to the Loan, shall be given and received in accordance with Section 10.6 of the Loan Agreement.

         13. Governing Law; Jurisdiction. The validity, interpretation, enforcement and effect of this Note (including, without limitation, provisions with respect to interest, late charges, and interest on overdue installments) shall be governed by, and construed according to the laws of, the State of Alabama. Lender's principal place of business is located in Jefferson County, Alabama, and Borrower agrees that this Note has been made and delivered to Lender, and shall be held by Lender, at such principal place of business. By execution and delivery of this Note, Borrower expressly and irrevocably assents and submits to the personal jurisdiction of the state and federal courts presiding in and over Jefferson County, Alabama, in any legal action or proceeding arising under, out of, or in any manner relating to this Note or the extension of credit evidenced hereby, and acknowledges that the negotiation, execution and delivery of this Note constitute sufficient contacts with the

State of Alabama for purposes of independently conferring such jurisdiction. Borrower further agrees that the exclusive venue of any such legal action or proceeding arising out of or in any manner relating to this Note shall be in the state and/or federal courts presiding in and over Jefferson County, Alabama, unless Lender shall, at its sole option, elect to bring or permit the maintenance of any such action in another venue, and Borrower hereby waives any and all rights under any state or federal law to object to such venue on grounds of forum non conveniens or otherwise.

         14. Waiver of Jury Trial. BORROWER, AND BY ACCEPTANCE HEREOF LENDER, HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE, ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATING TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE, ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR IN CONNECTION WITH ANY TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND LENDER AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH, AND BORROWER ACKNOWLEDGES THAT LENDER HAS, IN PART, BEEN INDUCED TO MAKE THE EXTENSION OF CREDIT EVIDENCED BY THIS NOTE IN RELIANCE ON THE PROVISIONS OF THIS PARAGRAPH.

         15. Miscellaneous.

         (a) All amounts due hereunder shall be payable in lawful money of the United States of America.

         (b) With respect to the amounts due under this Note, Borrower waives the following to the fullest extent permitted by law:

                           (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

                           (2) Demand, presentment, protest, notice of dishonor, notice of non-payment, diligence in collection, and all other requirements necessary to charge or hold Borrower liable on any obligations hereunder; and

                           (3) Any further receipt for or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

         (c) Lender shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies under the Loan Documents, and no waiver of any kind shall be valid unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note and the other Loan Documents and applicable statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Any provision in this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

         (d) Borrower agrees that, as of the date hereof, there are no defenses, equities, or setoffs with respect to the obligations set forth herein.

         (e) This Note and the obligations of Borrower hereunder shall be binding upon and enforceable against Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns, including any subsequent holder of this Note.

         (f) Lender may, at its option, release any collateral given to secure the indebtedness evidenced hereby, or release any Guarantor from its obligations under the Guaranty, and no such release shall impair the Obligations of Borrower to Lender under this Note and the other Loan Documents.

         (g) Section headings are inserted for convenience of reference only and shall be disregarded in the interpretation of this Note. The provisions of this Note shall be construed without regard to the party responsible for the drafting and preparation hereof.

         (h) Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

         (i) This instrument shall for all purposes be deemed an amendment to and restatement of the Original Note in its entirety, and not a novation or satisfaction thereof.



              [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, Borrower has caused this instrument to be properly executed and delivered as of the day and year first above written.

                         BORROWER:

                         CAVALIER PROPERTIES, INC., a Delaware corporation


                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title: President


                         CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company


                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murhpy
                         Title: President


                         CAVALIER REAL ESTATE CO., INC., a Delaware corporation


                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title: President


                         QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company


                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title: President


                         RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company


                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title: Manager

                         BELMONT HOMES LANDFILL, INC., a Mississippi corporation



                         By:     /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title: Sole Director



                         JOINDER OF GUARANTORS

         The undersigned Guarantor have joined in the execution hereof in order to evidence their consent to the terms of this Note, and to confirm to Lender that the Guaranty remains in full force and effect without defenses or setoffs as of the date hereof, and shall be fully applicable to this Note.

                         GUARANTORS:

                         CAVALIER HOMES, INC., a Delaware corporation


                         By:    /s/ Michael R. Murphy
                         ----------------------------
                         Print Name:Michael R. Murphy
                         Title:   Vice-President


                         QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation


                         By: /s/ June M. Martin
                         -----------------------------
                         Print Name: June M. Martin
                         Title:   Secretary


                         CIS FINANCIAL SERVICES, INC., an Alabama corporation


                         By: /s/ June M. Martin
                         -----------------------------
                         Print Name: June M. Martin
                         Title: Secretary

                         BRC COMPONENTS, INC., a Delaware corporation


                         By: /s/ Michael R. Murphy
                         -----------------------------
                         Print Name: Michael R. Murphy
                         Title:   Secretary

                         THE HOME PLACE, LLC, an Alabama limited liability company


                         By: /s/ Michael R. Murphy
                         Print Name: Michael R. Murphy
                         -----------------------------
                         Title: Vice-President